UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2007
Double-Take Software, Inc.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-33184	20-0230046

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

257 TURNPIKE ROAD, SUITE 210 SOUTHBOROUGH, MASSACHUSETTS	01772	877-335-5674

(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure
Double-Take Software, Inc., will be presenting to the investment community on Tuesday, May 22, 2007, at the Sixth Annual JMP Securities Research Conference in San Francisco, CA, and on Wednesday, May 30, 2007, at the Cowen and Company 35th Annual SMid-Cap Technology Conference in New York, NY. Additional information regarding the timing and access to these presentations will be available on the IR section of the Company’s website at http://investor.doubletake.com/events.cfm prior to the presentations, and live and archived audio web casts of the Company’s presentations will also be available on that site.
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Double-Take Software, Inc.
Date: May 22, 2007	By:	/s/ S. CRAIG HUKE
S. Craig Huke
Vice President and Chief Financial Officer

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